UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
Current Report Pursuant to Section 13 of 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 4, 2005
Ameritrade Holding Corporation
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	0-49992 (Commission File Number)	82-0543156 (I.R.S. Employer Identification Number)

4211 South 102nd Street, Omaha, Nebraska (Address of principal executive offices)	68127 (Zip Code)
(402) 331-7856
Registrant’s telephone number, including area code
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers and

Item 8.01.	Other Events
(1) Executive Vice President and Chief Operating Officer J. Peter Ricketts plans to leave the registrant, effective August 26, 2005, to explore the opportunity for public service. Mr. Ricketts will continue to serve as the registrant’s Vice Chairman and a member of its Board of Directors.
(2) Executive Vice President and Chief Administrative Officer Kurt Halvorson plans to leave the registrant on August 26, 2005 to pursue other interests.

Item 9.01	Financial Statements and Exhibits
(c) Exhibits.

Exhibit Number	Description

99.1	Press release of the registrant issued August 4, 2005.
The press release is being furnished to, not filed with, the Commission.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

AMERITRADE HOLDING CORPORATION
Date: August 4, 2005	/s/ John R. MacDonald
John R. MacDonald
Executive Vice President, Chief Financial Officer and Treasurer